Exhibit 24

                               Power of Attorney


                                                                    Exhibit (24)

                       MERCANTILE BANKSHARES CORPORATION
                               POWER OF ATTORNEY





         KNOW ALL MEN BY THESE PRESENTS that the undersigned Directors of MERCANTILE BANKSHARES CORPORATION, a Maryland Corporation, hereby constitute and appoint H. FURLONG BALDWIN and ALAN D. YARBRO, or either of them acting alone, the true and lawful agents and attorneys in fact of the undersigned in each case with full power and authority in either of said agents and attorneys in fact, to sign for the undersigned and in their respective names as Directors of the Corporation the Annual Report of the Corporation to the Securities and Exchange Commission for the year 1997, on Form 10-K, filed under the Securities Exchange Act of 1934, as amended, and any amendment or amendments to such Form 10-K hereby ratifying and confirming all acts taken by such agents and attorneys in fact, or either of them, as herein authorized.

Date:                      March 10, 1998



/s/ William C. Richardson          Director          /s/ Calman J. Zamoiski, Jr.         Director
______________________________                       ______________________________
William C. Richardson                                Calman J. Zamoiski, Jr.

/s/ Freeman A. Hrabowski, III      Director          /s/ Mary Junck                      Director
______________________________                       ______________________________
Freeman A. Hrabowski, III                            Mary Junck


/s/ William R. Brody               Director          /s/ William J. McCarthy             Director
______________________________                       ______________________________
William R. Brody                                     William J. McCarthy

/s/ Cynthia A. Archer              Director          /s/ George L. Bunting, Jr.          Director
______________________________                       ______________________________
Cynthia A. Archer                                    George L. Bunting, Jr.

/s/ Robert A. Kinsley              Director                                              Director
______________________________                       ______________________________
Robert A. Kinsley

/s/ B. Larry Jenkins               Director                                              Director
______________________________                       ______________________________
B. Larry Jenkins

/s/ Donald J. Shepard              Director                                              Director
______________________________                       ______________________________
Donald J. Shepard

/s/ Christian H. Poindexter        Director                                              Director
______________________________                       ______________________________
Christian H. Poindexter

/s/ Morton B. Plant                Director                                              Director
______________________________                       ______________________________
Morton B. Plant

/s/ James A. Block                 Director                                              Director
______________________________                       ______________________________
James A. Block